Equity Method Investments - Summary of Abacus' Condensed Consolidated Balance Sheets (Detail) (Abacus [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Abacus [Member]
Assets
Cash and cash equivalents	$ 107,729	$ 96,194	$ 176,805	$ 171,641
Accounts receivable, net	43,679	51,746
Other receivables, net	61,481	53,219
Total current assets	212,889	201,159
Property and equipment, net	32,167	28,130
Goodwill and intangible assets, net	2,505	2,505
Other assets, net	41,647	46,788
Total assets	289,208	278,582
Liabilities and stockholders' equity
Accounts payable	19,820	30,463
Other accrued liabilities	103,887	91,270
Provision for taxation	47,073	48,277
Total current liabilities	170,780	170,010
Deferred income taxes	7,474	5,733
Stockholders' equity
Share capital	56,580	56,580
Retained earnings	54,159	45,746
Noncontrolling interest	215	513
Total stockholders' equity	110,954	102,839
Total liabilities and stockholders' equity	$ 289,208	$ 278,582